BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

                       Supplement to the Prospectus dated
                                 August 1, 2007



The footnote to the "Shareholder Fees" table on page 7 of the Prospectus is replaced in its entirety with the following:



* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the Portfolio and not to the Portfolio's manager or distributor. This fee will be waived for certain approved mutual fund asset allocation programs ("wrap programs").





The first paragraph in the section "Shareholder Eligibility" on page 11 of the Prospectus is replaced in its entirety with the following:



The Portfolio generally will accept a new account application to establish an account only if the beneficial owner has a U.S. address or is a U.S. citizen with a foreign address. Existing non-U.S. investors in the Portfolio will not be permitted to establish new accounts to purchase Portfolio shares, but will continue to be able to purchase shares in the Portfolio through their existing accounts. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the Portfolio.



The first paragraph under the heading "Redemption fee:" in the section "How to Redeem Your Shares" on page 16 of the Prospectus is replaced in its entirety with the following:

This Portfolio is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the Portfolio's investment planning and create additional transaction and other costs. For this reason, the Portfolio imposes a 2% redemption fee on all redemptions, including exchanges, of Portfolio shares redeemed or exchanged within 60 days of the date of their purchase. The fee is deducted from your redemption proceeds. For example, if you request redemptions of $100 of shares subject to a redemption fee, you will receive $98 ($100 redemption proceeds minus $2 redemption fee). The redemption fee will be paid directly to the Portfolio to help offset the costs imposed on it by short-term trading. This fee will be waived for certain wrap programs.


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The paragraph in the section "Portfolio Holdings Disclosure Policy" on page 23 of the Prospectus is replaced in its entirety with the following:


A description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Portfolio's Statement of Additional Information. The Portfolio's complete portfolio holdings are available at http://www.leggmasoninstitutionalfunds.com/pdf/portfolio_holdings/bfm_small_cap_ holdings.pdf on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the Portfolio's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter's holdings are posted.








 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated November 26, 2007.